DISCONTINUED OPERATIONS (Schedule of disposal groups including discontinued operations consolidated balance sheets) (Details) - Discontinued Operations, Held-for-sale or Disposed of by Sale [Member] - USD ($)
	Mar. 31, 2024	Jan. 31, 2024	Jan. 31, 2023
Carrying amounts of the major classes of assets included in discontinued operations:
Receivables		$ 0	$ 15,522
Prepaid expenses and deposits	$ 25,179	31,430	84,972
Property and equipment	1,139,517	1,139,517	1,139,517
Total assets classified as held for sale	1,164,696	1,170,947	1,240,011
Carrying amounts of the major classes of liabilities included in discontinued operations:
Lease liabilities		0	216,298
Long-term debt	392,320	396,943	423,968
Total liabilities classified as held for sale	$ 392,320	$ 396,943	$ 640,266